Exhibit 99.2

FINAL TRANSCRIPT

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Conference Call Transcript

CTRN - Q1 2007 CITI TRENDS INC Earnings Conference Call

Event Date/Time: May 24, 2007 / 5:00PM ET

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May 24, 2007 / 5:00PM ET, CTRN - Q1 2007 CITI TRENDS INC Earnings Conference Call

CORPORATE PARTICIPANTS

Bruce Smith

CITI TRENDS INC – CFO

Ed Anderson

CITI TRENDS INC – CEO

George Bellino

CITI TRENDS INC – President, CMO

CONFERENCE CALL PARTICIPANTS

Jeff Klinefelter

Piper Jaffray & Co. – Analyst

Lyn Walther

Wachovia Securities – Analyst

Dorothy Lakner

CIBC World Markets – Analyst

Shaun Smolarz

Sidoti & Company – Analyst

Ronald Rodder

RBR Capital – Analyst

Patrick McKeever

Avondale Partners – Analyst

John Pinto

Brightleaf Capital – Analyst

Evren Kopelman

JPMorgan Chase & Co. – Analyst

Arthur Mangriotas

Fox Point – Analyst

PRESENTATION

Operator

Good day, everyone, and welcome to the Citi Trends conference call. Today’s call is being recorded.

At this time for opening remarks and introductions, I would like to turn the call over to Mr. Bruce Smith, Chief Financial Officer. Please go ahead, sir.

Bruce Smith – CITI TRENDS INC – CFO

Thank you. Good afternoon, everybody, and thank you for joining us today. Also on the call today are Ed Anderson, Chairman and Chief Executive Officer, and George Bellino, President and Chief Merchandising Officer. By now everyone should have seen our first quarter earnings release that was sent out at 4:00 p.m. Eastern Time today. If you have not received a release it is available on our Company website under the Investor Relations section at www.cititrends.com.

You should be aware that the prepared remarks made during the call may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and Management may make additional forward-looking statements in response to your questions. These statements do not guarantee future performance, therefore undue reliance should not be placed upon them.

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May 24, 2007 / 5:00PM ET, CTRN - Q1 2007 CITI TRENDS INC Earnings Conference Call

Such statements involve known and unknown risks, uncertainties, and other factors, that may cause the actual results to differ materially. We refer all of you to the Company’s most recent report on Form 10-K filed with the Securities and Exchange Commission for a more detailed discussion of the factors that could cause actual results to differ materially from those described in any forward-looking statements. Ed Anderson will give a brief presentation, after which we will address any questions you may have.

With that said, I will now turn it over to Ed.

Ed Anderson – CITI TRENDS INC – CEO

Thank you, Bruce. Let me first mention that Bruce Smith, our Chief Financial Officer, joined the Company on April 2nd, and we are glad to have him on board. I will review the results of the first quarter and make a few comments about the Company’s growth and future plans, and in addition I will provide an update of our earnings estimated earnings guidance for 2007, and then we will be happy to answer your questions.

In the first quarter net sales increased 16.2% over last year to $106.6 million from $91.7 million; sales comparisons in the first quarter and in subsequent quarters of 2007 are affected by the calendar shift caused by last year having 53 weeks, so each quarter of 2007 is starting one week later than the same quarter of 2006.  We will provide you with comparable sales results on a calendar and on a fiscal basis. The first quarter sales in comparable stores for comparable calendar weeks increased 26%, while on a fiscal quarter basis sales in comparable stores declined 3.3%.

Net earnings for the quarter were $5.7 million or $0.40 per diluted share, compared with $6.9 million, or $0.49 per diluted share in the prior year quarter. The sales environment was challenging in the first quarter as we anniversaried a 21% comparable sales increase in last year’s first quarter, and experienced unseasonably cool weather prior to the critical Easter selling season.

Sales in comparable stores were comparable weeks by merchandise category were Home Furnishings up 6%, versus 15% in last year’s first quarter, Children’s up 6%, versus 25% last year, Accessories up 2%, versus 27% last year, Men’s down 0.2%, versus up 29% last year, and Women ‘s down 3%, versus up 12%. Sales of nationally recognized urban brands continued to increase at a higher rate than our non-branded merchandise, rising from 40% of sales in last year’s first quarter to 46% this year. The 0.6% increase in comparable store sales for comparable weeks was due to an increase in average number of items purchased per transaction, partially offset by fewer transactions.

Gross margin decreased 50 basis points from 39.6% to 39.1% due primarily to the deleveraging of freight and markdowns, as a result of the calendar shift. Additionally, margin was impacted by incremental markdowns associated with clearing Spring and Easter slow sellers, and also clearing cold weather merchandise as we went through the Spring. A somewhat higher initial markup partially offset the effects on margins of the calendar shift and higher markdowns.

SG&A expenses were also impacted by the deleveraging effect of the shift in the calendar, as well as the overall lack of comparable store sales increases. The first quarter of 2007 expenses were 31.3% of sales, compared to 28.6% last year. Expenses that are largely fixed in nature such as rent, utilities, depreciation, corporate overhead, and even a reasonable portion of store payroll, increased as a percent of sales, due to the 3.3% decline in comparable store sales on a fiscal basis.

Total Company payroll had 60 basis points of expense deleverage while occupancy costs at 120 points of deleverage, consisting of 60 basis points for depreciation, and 60 for all other occupancy costs.

Insurance related expenses cost 80 basis points of deleverage, as employee medical costs, which accounted for about half of 80 basis points, continued to increase at a higher than normal rate, due to greater acceptance of the benefits by our employees, and an increase in a number of large individual claims. We have now cycled through 12 months of rising medical costs, and while we are not going to try to predict the timing or magnitude of employee medical claims, we believe that year-over-year negative comparisons will moderate going forward. The remainder of the insurance related expense increase is due to a favorable Hurricane Katrina insurance settlement of $360,000 that provided a 40 basis point benefit to expenses from last year’s first quarter.

Our balance sheet continues to be strong. We ended the quarter with $70 million of cash versus $60 million at the end of last year’s first quarter. Total inventories at the end of the first quarter were up up $26.5 million, or 45% over last year’s first quarter.

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May 24, 2007 / 5:00PM ET, CTRN - Q1 2007 CITI TRENDS INC Earnings Conference Call

Store inventories comprised $16.5 million of the increase with the bulk of it in new stores, and the remainder due to a 13% increase in comparable store inventories. Distribution center inventories were up $10 million, most of which relates to additional close out buys, which we will hold until the next season. We are generally comfortable with the level and quality of our inventory. We believe that warmer weather that occurred after Easter together with this additional inventory, has contributed to comparable store sales increases in the high single digits on a comparable weeks basis during the last two weeks of April, and that strength has continued in May.

We opened 18 stores in the first quarter bringing our total store count to 295. New stores were primarily in existing markets except for our first entry into Oklahoma with a new store in Tulsa, and in addition, we added stores in Texas, and in the Midwest. We expect to open an additional 28 to 30 stores during the remainder of the year, and increase the selling square footage approximately 20% for the full year.

Now to discuss guidance for the remainder of the year. We are lowering our guidance for fiscal 2007 to a range of $1.64 to $1.68 per share. This guidance is based on 3% to 4% comparable store sales increases for the year on a comparable weeks basis. Because of the extra weeks last year, comparable store sales on a fiscal basis are expected to be flat.

For the quarterly perspective, we expect the calendar shift to favorably impact sales in the second quarter, and negatively impact sales in the third quarter. The guidance assumes that we will open 46 to 48 stores this year, and the assumed tax rate is 35%, which is higher than last years 33.2% rate. This is primarily a result of taxable income in 2006 being in a lower tax bracket than the 2007 forecasted income because of the significant tax deductions last year for employees to exercise of stock options.

And with that, Operator, we would like to open up for questions.

QUESTION AND ANSWER

Operator

Today’s question and answer session will be conducted electronically. (OPERATOR INSTRUCTIONS) We will pause a moment to assemble our questions. We will take our first question from Jeff Klinefelter with Piper Jaffrey.

Jeff Klinefelter – Piper Jaffray & Co. – Analyst

Yes, Ed, I wanted to start off with a question about the product category trends and some of the improvements that you are seeing particularly in Men’s and Women’s apparel, and maybe as a point of reference, you gave us the comps last year in Q1 of both Men’s and Women’s, in Q1. Could you give us the comps if you have them handy Q2, Q3, and Q4 for Men’s and Women’s?

Ed Anderson – CITI TRENDS INC – CEO

We don’t have those, Jeff, in front of us.

Jeff Klinefelter – Piper Jaffray & Co. – Analyst

Okay, well we can get those off line, but –

Ed Anderson – CITI TRENDS INC – CEO

Sure, you got to remember that the women’s was negative in quarters three and four, and more than the 3% negative in quarter one, but we don’t have the specifics. We will give you this off line if you would like.

Jeff Klinefelter – Piper Jaffray & Co. – Analyst

Okay. Could you talk about some of the trends and maybe George as well weighing in on what you are seeing through the Spring season if you kind of factor it, and set aside the weather related issues, the improvements that you are seeing at the end of April and into May, where are they, what categories? What does it tell you about the stage of the cycle we are in here, the fashion cycle as it relates to your customer?

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May 24, 2007 / 5:00PM ET, CTRN - Q1 2007 CITI TRENDS INC Earnings Conference Call

George Bellino – CITI TRENDS INC – President, CMO

I think we are getting back into the fashion cycle. For the last year, denim business really took a dive and has been hurting, it started last June for us. It is starting to come back. We see some signs of life there, but mainly the fashion trend has been in plaid bottoms, running from Ladies’, Kids’, into Men’s.

Basically we haven’t been able to catch up with the trends yet. Tops have been longer tops, stripes, polka dots, brighter colors. We see some life there. An area that still deteriorating but is doing well around is the dress area. We still haven’t found the answer to that business. Our branded business continues to be strong in the Ladies’ and in Men’s. We are hoping that the non-branded starts to take off. We do see some pent-up demand when we did get weather, and these fashion items really start to sell.

Jeff Klinefelter – Piper Jaffray & Co. – Analyst

Okay. And one follow-up as well, Ed, for you on the expense line. I believe last year in the second quarter, you had a significant increase there in your SG&A expenses, and there was a bit of I think a catch up or accumulation of some expenses, Sarbanes-Oxley, and some healthcare costs. Could you help us kind of understand how with your flat fiscal comp guidance, what type of leverage can you get on SG&A, or what comp would it take to get leverage year-over-year?

Ed Anderson – CITI TRENDS INC – CEO

We have told you that we are expecting 3% to 4% comps for the year, which implies slightly higher than that since we started out the first quarter at 0.6% for the rest of the year, so we told you in the past, and we still think that north of 3% the Company can leverage.

As relates to those costs that we talked about in last years second quarter, I think we mentioned two or three costs that we thought at that time were non-recurring costs. One of those was medical costs and that cost continued to be high in last year’s second quarter, third quarter, fourth quarter, and now this year’s first quarter. As we suggested, we think we may have cycled those medical costs but our projections for the year actually assumes those costs continue at the rate they have in the last recent months.

The other cost was another significant cost in last year’s second quarter was a catch up, because we had underestimated the annualized Sarbanes cost, and so we had a bit of a catch up in last year’s second quarter. We don’t expect that to happen again and actually, we think year-over-year that our professional cost will be somewhat less than last year’s.

Jeff Klinefelter – Piper Jaffray & Co. – Analyst

Okay. Just one last thing. Do you want to get any more specific in terms of where you would like to guide people on second quarter as we think all the way down to the EPS line?

Ed Anderson – CITI TRENDS INC – CEO

No.

Jeff Klinefelter – Piper Jaffray & Co. – Analyst

Okay. Thank you.

Operator

Our next question today will come from Lyn Walther with Wachovia.

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May 24, 2007 / 5:00PM ET, CTRN - Q1 2007 CITI TRENDS INC Earnings Conference Call

Lyn Walther – Wachovia Securities – Analyst

Hi, guys, thanks. A couple questions. You mentioned branded being at 46%. Wondering how big, how high you want this to be, where do you see this going, and then if you could touch on some of the new brands you had in the store, how they are performing, any other new brands that you are bringing in?

George Bellino –CITI TRENDS INC – President, CMO

Well, the level we are trying to get the brands to is we are letting our customers determine that. We are chasing the brands as long as they are selling, we will keep increasing the percentage. Some areas seem to be maturing there, but new brands come in all the time.

We have a few new brands that are started this year, Coogi and House of Dereon are two new brands that have coming on board, and we have also started, licensed a brand, Ruff Ryders, which we will deliver during the Back-to-School period in Ladies’, Men’s, and in Kids’, starting off. I think the branded business is, it is very profitable and we will grow it as much as the customers want it to grow. And the fashion business, the non-branded fashion business grows, we will grow that too.

Lyn Walther – Wachovia Securities – Analyst

I just want to follow-up on that question about the shift, just trying to get a sense of how big, maybe not on the EPS line, but we saw the big shift in Q4 and Q1. Are we looking at that kind of similar impact?

Ed Anderson – CITI TRENDS INC – CEO

Which quarters are you talking about?

Lyn Walther – Wachovia Securities – Analyst

You said the shift between Q2 and Q3, Q2 benefiting. Just trying to get a sense of how big that shift is going to be?

Ed Anderson – CITI TRENDS INC – CEO

We are not going to give you the order of magnitude. What we said was we expect the calendar shift to have a positive impact on quarter two and a negative impact on quarter three, but we have also suggested to you, if you look at the year of 2007 in its entirety, what has happened so far of course is there was a negative 4 impact in quarter one, and we told you to expect a positive impact in quarter two, a negative impact in quarter three, and we expect to be on a calendar basis on 52-to-52 comparison essentially no impact in quarter four. However, quarter four does have the 14 weeks last year versus 13 this year, and so if you look at the entire year, these quarter ups and quarter downs and quarter back ups again, essentially washed themselves out as you get to the end of the 52 weeks but when you compare to last year, we lose about 3 percentage points because of the loss of the week.

Lyn Walther – Wachovia Securities – Analyst

Okay, thanks. That is helpful.

Ed Anderson – CITI TRENDS INC – CEO

Make sense?

Lyn Walther – Wachovia Securities – Analyst

Yes. Thanks. Good luck, guys.

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May 24, 2007 / 5:00PM ET, CTRN - Q1 2007 CITI TRENDS INC Earnings Conference Call

Operator

We will go now to Dorothy Lakner with CIBC World Markets.

Dorothy Lakner – CIBC World Markets – Analyst

Thanks. Good afternoon, everyone. I wondered if George could talk maybe a little bit about the strength in Home and Kids, those have been strong for quite a while now, and what has really been driving those categories, and then if perhaps Ed, you could go over the break down of inventories again, you went over it a little bit fast, so if you could just go over those categories again I would really appreciate it.

George Bellino – CITI TRENDS INC – President, CMO

Kids business still driven by brands, and some of the brands are now branching out into an area which is not really a branded area before. So our opening price points are doing well there. The fashion business that we are cutting goods is doing very well as well. This business is strong mainly in infant, toddlers.

Dorothy Lakner – CIBC World Markets – Analyst

Are there any different brands in those categories that are driving the business?

George Bellino – CITI TRENDS INC – President, CMO

Well, the only one really is Coogi that is just starting a new brand there, Rocawear got into the newborn business about six months ago, and it has really been successful for us. A lot of the other brands that are successful in the girls area are now going into the newborn area.

Dorothy Lakner – CIBC World Markets – Analyst

Okay.

George Bellino – CITI TRENDS INC – President, CMO

There is a lot of strength to grow that business. The Home business is still very much driven by Afro-centric art and home items, as well as media; we just touched media, meaning books is probably the biggest area that is growing. We didn’t think that we could sell books but we’re selling a lot of books that are related to our African American customer or religion.

Dorothy Lakner – CIBC World Markets – Analyst

Okay.

George Bellino – CITI TRENDS INC – President, CMO

Very well.

Dorothy Lakner – CIBC World Markets – Analyst

Okay, great, and then just the breakdown of inventories.

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May 24, 2007 / 5:00PM ET, CTRN - Q1 2007 CITI TRENDS INC Earnings Conference Call

Ed Anderson – CITI TRENDS INC – CEO

Sure. You want me to explain again the total inventories at the end of the quarter, and the breakout of the inventories?

Dorothy Lakner – CIBC World Markets – Analyst

Right, yes.

Ed Anderson – CITI TRENDS INC – CEO

Sure. The total inventories in the Company on the balance sheet at the end of the first quarter this year were $85.4 million, and last year the number was about $58.9 million, and that is about a $26.5 million increase in dollars year-over-year, or 45% more than last year in total inventories.

Dorothy Lakner – CIBC World Markets – Analyst

Okay, right.

Ed Anderson – CITI TRENDS INC – CEO

Breakout is of the $26.5 million, $16.5 million of the increase was in stores with the bulk of this increase being essentially new stores. We have last year’s 42 stores plus this year’s 18 stores, so we have about 60 stores that are in the non-comp group, so the bulk of the $16.5 million was in new stores.

Dorothy Lakner – CIBC World Markets – Analyst

Okay.

Ed Anderson – CITI TRENDS INC – CEO

And a smaller piece of it being made up of comp store inventory increases. And we said that the dollars in the comp stores last year in the first quarter, versus this year in the first quarter, this year’s first quarter’s comp stores ended with 13% more inventory than last year. With me?

Dorothy Lakner – CIBC World Markets – Analyst

Yes. In comp stores.

Ed Anderson – CITI TRENDS INC – CEO

So comp stores are up 13%.

Dorothy Lakner – CIBC World Markets – Analyst

Right.

Ed Anderson – CITI TRENDS INC – CEO

And then the rest of the increase is distribution center inventory. Most of that increase is in what we call ‘Pack and Hold,’ so the quantity of close out buys that we are buying and holding for four to six months for the next season, is up significantly over last year. We have found some extraordinarily good opportunities for buys, and so we bought more pack and holds, and we are holding more at our distribution center than we did last year.

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FINAL TRANSCRIPT

May 24, 2007 / 5:00PM ET, CTRN - Q1 2007 CITI TRENDS INC Earnings Conference Call

Dorothy Lakner – CIBC World Markets – Analyst

Okay.

Ed Anderson – CITI TRENDS INC – CEO

So the big pieces are, the big dollars are the additional number of stores, and the pack and hold. We also have more in comp stores, and we also have a little bit more into warehouses to support the larger number of stores.

Dorothy Lakner –CIBC World Markets – Analyst

Okay.

Ed Anderson – CITI TRENDS INC – CEO

Does that make sense?

Dorothy Lakner – CIBC World Markets – Analyst

Yes.

Ed Anderson – CITI TRENDS INC – CEO

Okay.

Dorothy Lakner – CIBC World Markets – Analyst

Great. Thanks.

Ed Anderson – CITI TRENDS INC – CEO

Sure.

Operator

For our next question we’ll go to Shaun Smolarz with Sidoti & Company.

Shaun Smolarz – Sidoti & Company – Analyst

Hi, good afternoon. My first question relates to the same-store sales guidance on a fiscal basis being flat. Correct me if I am wrong but on a fiscal basis that more aligns with the P&L statement, is that right?

Ed Anderson – CITI TRENDS INC – CEO

Yes it’s definitely the P&L statement, yes.

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FINAL TRANSCRIPT

May 24, 2007 / 5:00PM ET, CTRN - Q1 2007 CITI TRENDS INC Earnings Conference Call

Shaun Smolarz –Sidoti & Company – Analyst

So I’m a little confused by earlier you said that same-store sales would need to increase 3% to leverage expenses, and so if on a fiscal basis, if comps are looking to be flat for the year, would that mean that you are not looking for leverage for the rest of the year?

Ed Anderson – CITI TRENDS INC – CEO

That is correct.

Shaun Smolarz – Sidoti & Company – Analyst

My next question is would you be able to provide some other assumptions behind the revised fiscal 2007 EPS guidance beyond just the comp guidance? Like are you looking for an operating margin range?

Ed Anderson – CITI TRENDS INC – CEO

No. We are not going to give anymore specifics, for example, we aren’t going to give you a gross margin up or down or an SG&A up or down, or an operating margin number. We will just give you the total EPS number, the sales guidance, and the discussion about taxes.

Shaun Smolarz – Sidoti & Company – Analyst

Okay. What is your view on how the macroeconomic environment could affect your customers later in the Summer and the Fall?

Ed Anderson – CITI TRENDS INC – CEO

Our customers over an extended period of time, as we have had various macro issues come and go, have been extraordinarily resilient, and we have not been able to correlate or find a direct correlation of some of the macro issues, for example, for subprime lending issues, or currently gas price issues. We have not seen a, for example, a pull back in our business with higher gas prices, so we haven’t seen macro issues at this point affect our business negatively, and so therefore we don’t have specific concerns as we go into the second half about any macro issues.

Shaun Smolarz – Sidoti & Company – Analyst

All right, very good, and could you discuss how like the initial sales performance has been on some of your new store openings this year?

Ed Anderson – CITI TRENDS INC – CEO

Well, it is early to be real specific about the new stores, other than to say that we are very pleased with them. Our new store performance in 2007 has continued our track record for the last several years of opening some very high quality new stores. We were happy to open all 18 of these stores we opened this Spring.

All of them were opened pre-Easter which is pretty consequentially ahead of last year’s pace of opening stores, and so we are very happy with the group at this point.

Shaun Smolarz –Sidoti & Company – Analyst

And are you still on-track to enter the Philadelphia, Chicago, and Detroit markets later this year?

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FINAL TRANSCRIPT

May 24, 2007 / 5:00PM ET, CTRN - Q1 2007 CITI TRENDS INC Earnings Conference Call

ED ANDERSON – CITI TRENDS INC – CEO

Not Philadelphia. The new markets that we are certain to open this year of the ones you mentioned is Detroit. We will be going to Detroit with two to four stores, two stores for sure, possibly four stores during the Back-to-School, to early fall season. And there is a possibility that we get to Chicago this Fall, either this Fall or next Spring. Philadelphia is still a little further out there for us.

Shaun Smolarz – Sidoti & Company – Analyst

All right, thank you very much.

Operator

We will go next to Ronald Rodder, RBR Capital.

Ronald Rodder – RBR Capital – Analyst

Hi, guys.

Ed Anderson – CITI TRENDS INC – CEO

Hi.

Ronald Rodder – RBR Capital – Analyst

The expense line kind of, I don’t want to beat a dead horse, but you think pretty much for the year, you pretty much anniversaried all of the additional expenses, so roughly they should be flat in terms of SG&A, and then the other question I have, is the registration expense of the Hampshire Securities, was that in the first quarter, and is that much of an expense?

Ed Anderson – CITI TRENDS INC – CEO

Okay, Ron, if I understood your two questions, on the group medical costs, those costs we saw spike up which we thought were one-time in last year’s second quarter, continued all the way through and have come around to this year’s first quarter. We are hopeful that that rate of increase has abated, but we have not forecasted it in our numbers. We are presuming that that rate continues, but we had extraordinarily good experience, for example, in last year’s first quarter and as soon as we got into last year’s second quarter and thereafter, that experience went negative to us so, we are hopeful that as we said earlier that that expense will moderate.

On the second issue, were the expenses related to preparing the S-3 document, the registration statement of the 3 million shares? Yes. Those expenses were included in our first quarter expenses.

Ronald Rodder – RBR Capital – Analyst

Is that a meaningful amount?

Ed Anderson – CITI TRENDS INC – CEO

I think the expenses that we incurred in the first quarter were probably under $100,000.

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FINAL TRANSCRIPT

May 24, 2007 / 5:00PM ET, CTRN - Q1 2007 CITI TRENDS INC Earnings Conference Call

Ronald Rodder – RBR Capital – Analyst

Okay, and then just one final question. I am still a little bit confused in the report that you just put out, you said you were looking for comp store sales increases of 3 to 4% for the year, but then I heard you say something about flat fiscal year comps. Can you clarify that for me?

Ed Anderson – CITI TRENDS INC – CEO

Sure. I will try to, Ron. This year is a 52 week year, and so comparing 52 weeks of this year with the same comparable 52 weeks on a calendar basis last year, we expect that timeframe to yield a 3 to 4% comparable sales increase.

Ronald Rodder – RBR Capital – Analyst

Right.

Ed Anderson – CITI TRENDS INC – CEO

However, when we had to compare on a P&L basis this year with last year, last year had 53 weeks, so that 3 to 4% comp increase that we will achieve in this year, or expect to achieve in this year’s year, in comparison to the year that has an extra week, that comparison that one week cost about 3%, so that takes the 3% number down to about flat.

Ronald Rodder – RBR Capital – Analyst

Right but obviously you also don’t have the expenses.

Ed Anderson – CITI TRENDS INC – CEO

That is correct.

Ronald Rodder — RBR Capital – Analyst

Great. Okay, great that clarifies it. Thank you. Thank you.

Operator

We will go now to Patrick McKeever with Avondale Partners.

Patrick McKeever – Avondale Partners – Analyst

Hi, Ed, Bruce. Just another quick one on the, I am a little confused myself on the fiscal year same-store sales guidance. It was previously low, positive low single digits. Is that right? I mean, I know the First Quarter came in a little light but has there been a change in thinking as it relates to the other quarters on comps, or are you thinking that the first quarter, like the comp there on the fiscal year basis comp of negative 3.3 was really pretty isolated to the weather, or largely a function of the weather and things are looking pretty good, and then just a little bit of a disconnect between the current trend which you said is in the high single digits, and it sounds like that trend has been in place for the past three, four weeks, and then just the outlook for the year, fiscal year on a comp basis given much easier comparisons ahead?

Ed Anderson – CITI TRENDS INC – CEO

Okay. I think I understand your questions, Patrick, and if I don’t answer all of them, please get back to me. The guidance for the year at around 3 to 4% is pretty consistent with what we said back in November. I think we said 3 to 4% at that time, and we said low single digits, and in our view, 3 to 4% is about low single digits, so 3 to 4 is about where we were, but to be clear, since we were somewhat under what we expected in the first quarter, then our expectations for the rest of the year is on the margin very slightly more than it was before. But it is only very slightly. You follow me?

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FINAL TRANSCRIPT

May 24, 2007 / 5:00PM ET, CTRN - Q1 2007 CITI TRENDS INC Earnings Conference Call

Patrick McKeever – Avondale Partners – Analyst

Yes, I do.

Ed Anderson – CITI TRENDS INC – CEO

Okay. So our expectations for the rest of the year in comp stores is just very slightly less than a percentage point better than it was before. You asked also, there appears to be a disconnect for expecting 3 to 4% for the rest of the year in that range, and the fact that our sales trend for the last, as you sort of discerned from the way we discussed it in the script has been high single digits. That is true. But we are still staying with the guidance down at 3 to 4.

Patrick McKeever – Avondale Partners – Analyst

I got you. Okay, and then on the inventories up 13% on a comp store basis, Ed, where have those been generally running over the past 2 to 3 quarters? If I am not mistaking, I know the inventory number looks high on the surface, but on a comp store basis is that not down a little bit from where it had been tracking in the past say 2 to 3 quarters? Wasn’t it in the high teens or mid-teens?

Ed Anderson – CITI TRENDS INC – CEO

It was higher than that. In fact we went through last year with I think quarter one, two, and maybe even three with inventories in the 20% neighborhood up. I think we ended the fourth quarter with inventories up about 8%. And so the 13% inventory with the high-single digit sales increase is not really so out of line.

We clearly would like to have a little bit less inventory of running high single digits but it’s reasonably in line, we believe, and to underline another point that we made and we don’t want you to, that one to get lost, is we said we are comfortable with the quantity and the quality, and what we really should say is we are really very, very happy with the quality of our inventory.

Our inventory as far as the freshness of the amount of markdown content and inventory this year versus last year, actually is in consequentially better shape. We feel good about the quality inventory. Good about the mix to do business going forward.

Patrick McKeever – Avondale Partners – Analyst

Have you been able to pick up any merchandise from these closing, or just that’s in the pipeline, because of the closing demo stores? Is that in your, in the pack away that you have bought here?

George Bellino – CITI TRENDS INC – President, CMO

Some is. We have been able to make some advantageous buys. Most of that we’re shipping to the stores now though.

Patrick McKeever – Avondale Partners – Analyst

Okay.

George Bellino – CITI TRENDS INC – President, CMO

Or have shipped to the stores.

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FINAL TRANSCRIPT

May 24, 2007 / 5:00PM ET, CTRN - Q1 2007 CITI TRENDS INC Earnings Conference Call

Patrick McKeever – Avondale Partners – Analyst

Okay. Got it. And just, yes, I guess that is it. Thank you very much.

Ed Anderson – CITI TRENDS INC – CEO

Thank you, Patrick.

Operator

We will go now to John Pinto with Brightleaf Capital. Mr. Pinto, your line is is open.

John Pinto – Brightleaf Capital – Analyst

The question has been answered. Thanks.

Operator

We will take our next question from Evren Kopelman with JPMorgan.

Evren Kopelman – JPMorgan Chase & Co. – Analyst

Thank you, good afternoon, guys.

Ed Anderson – CITI TRENDS INC – CEO

Hi, how are you?

Evren Kopelman – JPMorgan Chase & Co. – Analyst

Very good. How are you?

Ed Anderson – CITI TRENDS INC – CEO

Good.

Evren Kopelman – JPMorgan Chase & Co. – Analyst

My question is you said previously that you typically don’t see these macro trends, either gas price increases or the subprime issue right now impact your customer. If in the past in your experience, what have you seen that impacts your customers ability to spend? Is there anything that comes to mind anecdotally?

Ed Anderson – CITI TRENDS INC – CEO

No.

Evren Kopelman – JPMorgan Chase & Co. – Analyst

Okay.

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FINAL TRANSCRIPT

May 24, 2007 / 5:00PM ET, CTRN - Q1 2007 CITI TRENDS INC Earnings Conference Call

George Bellino – CITI TRENDS INC – President, CMO

Merchandise content.

Evren Kopelman – JPMorgan Chase & Co. – Analyst

Right.

Evren Kopelman – JPMorgan Chase & Co. – Analyst

And then a few more housekeeping questions. In terms of freight expense as a percent of your sales, do you expect that to increase going forward as you are opening stores farther away from your DC?

Ed Anderson – CITI TRENDS INC – CEO

We would expect there absolutely to be some pressure on the outbound piece of our freight, there are two pieces of freight costs for us, the cost of it getting inbound to our distribution centers, and then the cost of shipping it to stores, and the stores that are farther away are slightly more expensive, but we have been able to negotiate better and better deals with our freight companies, and have been able to hold our outbound freight pretty much in check, or pretty consistent for the last three years, even with the expansion out into the outbound areas that we talked to you about.

Evren Kopelman – JPMorgan Chase & Co. – Analyst

Okay, and then can you give us I don’t know if you did earlier, but the square footage at quarter end?

Bruce Smith – CITI TRENDS INC – CFO

It is 2,850,000 that is selling square footage.

Ed Anderson – CITI TRENDS INC – CEO

The square footage increase actually ended the first quarter was actually up 24% over last year’s first quarter.

Evren Kopelman – JPMorgan Chase & Co. – Analyst

Right.

Ed Anderson – CITI TRENDS INC – CEO

And that had something to do with of course the earlier opening of this year’s new stores.

Evren Kopelman – JPMorgan Chase & Co. – Analyst

And then for the second quarter, what is the number of store openings?

Bruce Smith – CITI TRENDS INC – CFO

We have a schedule here someplace. We plan to open four stores in the second quarter.

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FINAL TRANSCRIPT

May 24, 2007 / 5:00PM ET, CTRN - Q1 2007 CITI TRENDS INC Earnings Conference Call

Evren Kopelman – JPMorgan Chase & Co. – Analyst

Four stores? Okay. Great. Thank you very much.

Ed Anderson – CITI TRENDS INC – CEO

Sure.

Operator

(OPERATOR INSTRUCTIONS) At this time we have a follow-up from Jeff Klinefelter with Piper Jaffrey.

Jeff Klinefelter – Piper Jaffray & Co. – Analyst

Just one more follow-up, Ed. Sorry to keep beating on the same issue but I just want to clarify this for Q2 because it’s important as it flows through the income statement. When you say high single digit comps kind of where you ended April, and then where you are beginning May, is that on a comparable week to week basis, or are you suggesting that is a fiscal second quarter period basis?

Ed Anderson – CITI TRENDS INC – CEO

No, Jeff. That is on a comparable week basis.

Jeff Klinefelter – Piper Jaffray & Co. – Analyst

So it is not suggesting that would be a level of the way that the reported Q2 comp started?

Ed Anderson – CITI TRENDS INC – CEO

That is correct.

Jeff Klinefelter – Piper Jaffray & Co. – Analyst

Thank you.

Operator

(OPERATOR INSTRUCTIONS) We will take our next question from Arthur Mangriotas, Fox Point.

Arthur Mangriotas – Fox Point – Analyst

Hi. You gave some detail on the deleverage of SG&A in terms of you broke out labor, occupancy, and healthcare, I think it was. Could you just go over that again, please?

Ed Anderson – CITI TRENDS INC – CEO

Sure. How are you doing?

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FINAL TRANSCRIPT

May 24, 2007 / 5:00PM ET, CTRN - Q1 2007 CITI TRENDS INC Earnings Conference Call

Arthur Mangriotas – Fox Point – Analyst

I am doing good. How are you?

Ed Anderson – CITI TRENDS INC – CEO

Pretty good. Let me see if I can find my notes here. Okay, so what we said was we gave, there was a 260 basis point total deleverage in the first quarter, and we walked through each of the pieces. Payroll deleveraged 60 basis points in the first quarter.

Occupancy cost deleveraged 120 basis points in the first quarter, half of that was depreciation, or about 60 basis points was depreciation, and the other half was other occupancy costs, rent, utilities, maintenance, repairs, those kinds of things. And the other piece of the deleverage was insurance related costs for 80 basis points. 40 of that was increased medical costs, and 40 of it was a credit in last year from essentially a one-time type insurance refund from the Katrina, a Hurricane Katrina related insurance claim.

Arthur Mangriotas – Fox Point – Analyst

Okay so that gets it to 260, and the occupancy effect, would you expect that to persist, or is that going to go away?

Ed Anderson – CITI TRENDS INC – CEO

The piece of occupancy that we expect to continue is the depreciation piece. We would expect to see depreciation deleverage pretty much for the full year.

Arthur Mangriotas – Fox Point – Analyst

And the other occupancy?

Ed Anderson – CITI TRENDS INC – CEO

We expect as sales turn positive for us, not to have deleverage in those other occupancy issues.

Arthur Mangriotas – Fox Point – Analyst

Thanks very much.

Ed Anderson – CITI TRENDS INC – CEO

Thank you.

Operator

And we have another question coming from Ronald Rodder with RBR Capital.

Ronald Rodder – RBR Capital – Analyst

Hi, guys. I have a question about the pack aways because of the magnitude of the dollar amount of the pack aways and that is always a little bit, sometimes we have run into retailers that have had problems with pack aways, with a higher level of risk. Have you guys done this much in the past, I mean, was it an exceptional buy or could you just talk about it?

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FINAL TRANSCRIPT

May 24, 2007 / 5:00PM ET, CTRN - Q1 2007 CITI TRENDS INC Earnings Conference Call

Ed Anderson – CITI TRENDS INC – CEO

Let me, I am going to get George to talk about the pack and hold. Ron, I am going to be clear with you. The two terminologies that Citi Trends uses to talk about this type of inventory, this pack away, and pack and hold idea.

Pack and hold inventory for us is buying a large close out buy from a manufacturer, getting an extraordinarily good discount to that manufacturer’s normal cost, and you bring that in and we hold it in a distribution center. For example, we buy Fall goods at the end of last Fall in December or January or February, and make that buy at the end of their season, we hold it and then we ship it to our stores at Back-to-School.

Ronald Rodder – RBR Capital – Analyst

Right.

Ed Anderson – CITI TRENDS INC – CEO

And we put selling retails on that merchandise, and we use that to draw a compelling base to our customers. That’s pack and hold. Because of the difficult retail environment, and because there have been some very good opportunities for us, we have bought consequentially more pack and holds than we bought last year, so we think we have some good opportunities here to push back to our customers. Just to be clear though, there is this idea of pack aways.

Some retailers actually take the merchandise off the sales floor at the end of the season and put it away. They don’t mark it down, and they put it away, and bring it back out next year. We actually do some of that but it is an extraordinarily small percentage of our inventory. It is consequential at all.

George Bellino – CITI TRENDS INC – President, CMO

That is marked down.

Ed Anderson – CITI TRENDS INC – CEO

Of course we always mark it down, so that pack away that some people have is just not of consequence to us. If you have more questions about the kinds of pack and holds that we bought, George can elaborate for you on that, Ron.

Ronald Rodder – RBR Capital – Analyst

Okay.

George Bellino – CITI TRENDS INC – President, CMO

One other thing, the pack and hold, over the years have been more profitable than our regular buys there. They are really outstanding buys. We try to make sure that they are worth buying before you spend the time and effort and money to keep them packed away for four to eight months.

Ronald Rodder – RBR Capital – Analyst

Okay, great. Thank you.

Operator

And ladies and gentlemen, at this time there are no further questions in our queue. I will turn the conference back to Mr. Anderson for any closing remarks you may have, sir.

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FINAL TRANSCRIPT

May 24, 2007 / 5:00PM ET, CTRN - Q1 2007 CITI TRENDS INC Earnings Conference Call

Ed Anderson – CITI TRENDS INC – CEO

I think that concludes our comments. We appreciate all of your questions today, and we will talk to you later. Thank you very much.

Operator

Ladies and Gentlemen, this does conclude our conference. We appreciate your participation. You may disconnect at this time.

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